UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

September 30, 2023
Annual Report
to Shareholders
DWS High Income Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
12	Performance Summary
15	Portfolio Summary
16	Investment Portfolio
31	Statement of Assets and Liabilities
33	Statement of Operations
34	Statements of Changes in Net Assets
35	Financial Highlights
41	Notes to Financial Statements
56	Report of Independent Registered Public Accounting Firm
58	Other Information
59	Information About Your Fund’s Expenses
60	Tax Information
61	Advisory Agreement Board Considerations and Fee Evaluation
65	Board Members and Officers
71	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS High Income Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”  ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS High Income Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of substantial tightening of monetary policy; impact of slower growth in China; and geo-political volatility given the ongoing war in Ukraine and the recent war between Israel and Hamas, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 and into 2024. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging into 2024. The aggressive tightening by the Federal Reserve and international monetary authorities, which began in 2022, has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are helping to cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS High Income Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.
Class A shares of the Fund gained 9.64% (unadjusted for sales charges) during the 12-month period that ended on September 30, 2023, underperforming the 10.19% return of the ICE BofA US High Yield Index but outpacing the 9.49% average return of the funds in its Morningstar peer group, High Yield Bond. The Fund also outperformed the peer group in the five- and 10-year periods that ended on the same date.
High-yield bonds were a bright spot within the U.S. fixed-income market during the past 12 months. Whereas interest-rate sensitive market segments came under pressure from the backdrop of persistent inflation and the U.S. Federal Reserve’s (Fed) decision to continue tightening monetary policy, the more credit-oriented areas of the market held up well. High yield delivered particularly strong returns, reflecting the large contribution from income, a limited degree of interest-rate sensitivity, and
Investment Strategy and Process
Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value, managing on a total return basis, and intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.
Portfolio management utilizes primarily a bottom-up approach, where relative value and fundamental analysis are used to select securities within each industry, and a top-down approach to assess the overall risk and return in the market, including macroeconomic trends. Portfolio management also incorporates other considerations, including financially material environmental, social and governance (ESG) factors, independent credit research, management visits and conference calls, as part of its analysis and research process.

DWS High Income Fund	|	5

generally positive investor sentiment. In addition, the asset class was helped by better-than-expected economic growth in the United States and a general uptrend in oil prices. In this environment, the ICE BofA US High Yield Index outpaced the 0.64% return of the investment-grade market—as represented by the Bloomberg U.S. Aggregate Bond Index—by more than nine percentage points.
"High-yield bonds were a bright spot within the U.S. fixed-income market during the past 12 months.”
A sharp increase in U.S. Treasury yields was a headwind for market performance in the past 12 months, as the 10-year Treasury note rose from 4.10% to 4.59% in volatile trading. However, a decline in yield spreads in the high-yield market more than offset the adverse impact of rising government bond yields. The ICE BofA US High Yield Option-Adjusted Spread—which measures the difference between the yields of high-yield bonds and those of equivalent Treasuries—decreased from 543 basis points (5.43 percentage points) at the beginning of the period to 403 basis points at the end of September 2023. Notably, the 543 basis point spread at the start of October 2022 represented the high-water mark for the period. Spreads moved steadily lower until March 2023, when the short-lived regional banking crisis led to a rapid increase in investors’ risk aversion and fueled a spike in spreads. Once it became clear that the problem wasn’t as widespread as first thought, yield spreads again began to contract and ultimately reached a low for the period of 377 basis points on September 20, 2023.
Defaults ticked up over the course of the year as interest rates increased and market access for debt refinancing became more restrictive, especially for lower quality, more highly leveraged issuers. As a result, the default rate based on the number of issuers increased to 1.76% at the end of September 2023, up from 0.96% a year earlier. In comparison, the historical average default rate is approximately 3.5%. Rising interest rates continue to push debt service costs higher and constrain cash flows, especially for issuers with a greater percentage of floating-rate debt on their balance sheets.
Returns by ratings class reflected investors’ generally positive appetite for risk. CCC rated bonds (the lowest credit tier in high yield) returned

6	|	DWS High Income Fund

approximately 14.1% in the 12-month period, while B and BB rated securities returned approximately 11.4% and 8.2%, respectively. Higher-quality BB bonds tend to have greater interest-rate sensitivity than the overall high-yield market, which was a headwind in the environment of the past year.
Contributors and Detractors
Security selection contributed to relative performance against the benchmark, with the best results occurring in the cable & satellite and gaming sectors. Sector allocation detracted, primarily as a result of underweights in finance companies, retailers, and the packaging industry. However, an overweight in metals & mining contributed. From a ratings perspective, the portfolio’s strong security selection in B rated securities and an underweight in BBs helped performance, while an underweight in the outperforming CCC category detracted.
An overweight in the bonds of the copper miner First Quantum Minerals Ltd. was a key contributor to performance at the individual security level. Copper prices rose thanks to stronger demand caused in part by China’s reopening from its COVID-19 lockdowns and the increased electrification of the global economy, together with a reduction in supply brought about by geopolitical developments and environmental regulations in the developed world. An overweight in Chemours Co., a global manufacturer and distributor of industrial chemicals, also aided results. The company’s bonds have long been pressured by environmental liabilities associated with “forever chemicals.”  The company settled the majority of these liabilities in June 2023 at a number that was far below estimates, causing the bonds to outperform. An overweight in Teva Pharmaceutical Finance Netherlands added value, as well. Teva is focused on paying down debt, and it had several positive developments in its pipeline of generic drugs. In addition, it announced that it was considering selling one of its businesses – a move that would improve its balance sheet.
On the negative side, a zero weighting in Carvana, an online platform for buying cars, detracted. The bonds outperformed as existing bondholders reached a favorable debt exchange deal that lowered interest expenses and kept the company from filing for bankruptcy. An underweight position in the bonds of OneMain Finance Corp. also detracted from results. OneMain provides subprime auto and personal loans to people with limited access to traditional sources like banks. The bonds outperformed

DWS High Income Fund	|	7

as the declining probability of a significant recession improved the outlook for the company’s business. An overweight in the telecommunications company Altice France SA — which also issues debt under the entity Altice France Holding SA — detracted, as well. The bonds suffered from the combination of rising leverage, increased competition, cost inflation, and negative free cash flows caused by the company’s need to invest in its network. Management announced its intention to investigate a sale of the firm’s data-center business to pay down debt, but its subsequent decision to abandon this plan weighed on the bonds’ performance.
The Fund used derivatives to hedge its modest euro exposure back into U.S. dollars, which did not have a material effect on performance. Although we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.
Outlook and Positioning
We retain a constructive view on the U.S. high-yield market. The mostly favorable sentiment throughout the period reflected increasing expectations that the U.S. economy would be able to achieve a “soft landing”  (a scenario in which inflation declines while growth remains in positive territory). Although this outcome may be achievable, we believe recession risks continue to linger. In addition, we think there is a growing likelihood of a more significant recession if the Fed keeps rates higher for longer.
We believe there are a range of geopolitical risks and trade tensions that have the potential to introduce volatility and uncertainty into the market. The ongoing war in Ukraine is likely to remain a source of instability, particularly for the energy and commodity sectors. A more protracted conflict may cause friction among NATO allies and exacerbate other regional strains. A second winter in Europe without Russian energy, especially with cold weather, could produce energy shortages, lead to higher costs, and pressure inflation. In addition, tensions over Taiwan and unequal trade arrangements have strained relations between China and other developed economies. Many countries have responded by encouraging businesses to “friend-shore”  or “near-shore”  the production of critical products, including valuable intellectual property and advanced technology. We believe the trend toward a de-integration of global supply chains may lead to higher inflation and potentially contribute to market volatility.

8	|	DWS High Income Fund

Despite these various risk factors, we see opportunities for relatively attractive total returns across the high-yield market. We continue to seek issuers where improving credit metrics could drive rating agency upgrades that would push prices higher and cause yield spreads to tighten. Believing Treasury yields will stay “higher for longer”  and thus keep other reference rates elevated, we are cautious on issuers with a significant portion of their capital structures in floating-rate debt. We are wary of the impact that volatile energy prices and rising input costs could have on corporate finances, and we seek to identify issuers most capable of passing on price increases to defend their profit margins and cash flows. Given the lingering threat of a slowing economy, we favor issuers with a demonstrated track record of successfully managing through recessionary conditions. Additionally, we remain on the lookout for opportunities where merger and acquisition activity could benefit the credit profiles of the acquiring and target companies. We continue to view credit analysis as critical for generating attractive total returns and balancing risk.
Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2006.
—Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
—Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
—Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.
—BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
—Portfolio Manager for High Yield Strategies: New York.
—BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

DWS High Income Fund	|	9

Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund through September 1, 2023. Began managing the Fund in 2018.
—Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.
—Portfolio Manager for High Yield Strategies: New York.
—BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
Sarah Rowin, CFA, Senior Portfolio Manager & Team Lead Fixed Income.
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2014 with 11 years of industry experience. Prior to joining, she worked as an analyst for high yield and distressed securities at GMP Securities. Previously, she served as an investment grade and high yield analyst at CreditSights.
—Senior Portfolio Manager & Team Lead / Fixed Income: New York.
—BA in Economics from the University of Pennsylvania; CFA Charterholder.
Nick Soroka, Portfolio Manager & Senior Research Analyst Fixed Income.
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2019 with over a year of industry experience. Prior to joining, he was a quantamental analyst at Ascend Capital. Prior to Ascend he worked at SpendVest, a fintech investing startup. Previously, he was an engineer in the U.S. Army.
—Portfolio Manager and Senior Research Analyst – Fixed Income: New York.
—BS in Civil Engineering from United States Military Academy; MBA from Stanford Graduate School of Business.
Kirk Maurer, CFA, Portfolio Manager & Senior Research Analyst Fixed Income.
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2014 with 19 years of industry experience. Prior to joining, he was a director in portfolio management and research at Babson Capital Management. Previously, he served in portfolio management and as co-director of research at Caywood-Scholl Capital Management. Prior to that, he was a high yield research analyst at Waddell and Reed. He started his career as an analyst at Conseco Capital Management.
—Portfolio Manager and Senior Research Analyst – Fixed Income: Jacksonville, FL.
—BBA in Economics from Southern Illinois University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
The Morningstar High Yield Bond category portfolios concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. It is not possible to invest directly in a Morningstar category. The one-, five-, and 10-year average annual total returns for the

10	|	DWS High Income Fund

Morningstar High Yield Bond category were 9.49%, 2.51%, and 3.38% as of September 30, 2023, respectively.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Yield spread is the difference in yield between non-Treasury bonds, such as corporate bonds or mortgage backed securities, and U.S. Treasury bonds of comparable maturity. If yield spreads are “narrow,”  for example, it typically means that yields have been declining, and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are “wide,”  it means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.
The ICE BofA US High Yield Option-Adjusted Spread (OAS) calculates the spread between a computed OAS index of bonds that are below investment grade (those rated BB or below) and a spot Treasury curve.
A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.
Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.
Contribution and detraction incorporate both an investment’s total return and its weighting in a fund.

DWS High Income Fund	|	11

Performance SummarySeptember 30, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
Unadjusted for Sales Charge	9.64%	2.84%	3.71%
Adjusted for the Maximum Sales Charge (max 4.50% load)	4.71%	1.90%	3.24%
ICE BofA US High Yield Index†	10.19%	2.78%	4.16%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
Unadjusted for Sales Charge	8.76%	2.03%	2.91%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	8.76%	2.03%	2.91%
ICE BofA US High Yield Index†	10.19%	2.78%	4.16%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	9.32%	2.51%	3.36%
ICE BofA US High Yield Index†	10.19%	2.78%	4.16%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/23
No Sales Charges	9.96%	3.09%	3.38%
ICE BofA US High Yield Index†	10.19%	2.78%	3.56%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	9.86%	3.04%	3.92%
ICE BofA US High Yield Index†	10.19%	2.78%	4.16%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	9.89%	3.08%	3.96%
ICE BofA US High Yield Index†	10.19%	2.78%	4.16%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower

12	|	DWS High Income Fund

or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2023 are 0.96%, 1.76%, 1.38%, 0.66%, 0.78% and 0.71% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 25, 2014.
†	ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

DWS High Income Fund	|	13

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/23	$4.18	$4.19	$4.18	$4.18	$4.19	$4.19
9/30/22	$4.04	$4.05	$4.04	$4.04	$4.05	$4.05
Distribution Information as of 9/30/23
Income Dividends, Twelve Months	$.24	$.21	$.23	$.25	$.25	$.25
Capital Gain Distributions	$.0028	$.0028	$.0028	$.0028	$.0028	$.0028
September Income Dividend	$.0213	$.0186	$.0204	$.0223	$.0221	$.0221
SEC 30-day Yield‡	6.99%	6.54%	7.06%	7.63%	7.56%	7.60%
Current Annualized Distribution Rate‡	6.11%	5.33%	5.86%	6.40%	6.33%	6.33%

‡
The SEC yield is net investment income per share earned over the month ended
September 30, 2023, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 6.53% and 6.89% for Class C and Class R shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on
September 30, 2023. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 5.32% and 5.69% for Class C and Class R shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

14	|	DWS High Income Fund

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/23	9/30/22
Corporate Bonds	96%	92%
Cash Equivalents	3%	3%
Exchange-Traded Funds	1%	2%
Loan Participations and Assignments	0%	3%
Warrants	0%	0%
Common Stocks	0%	0%
Government & Agency Obligations	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	9/30/23	9/30/22
Consumer Discretionary	20%	18%
Communication Services	18%	16%
Energy	17%	20%
Industrials	12%	15%
Materials	12%	9%
Health Care	7%	9%
Utilities	5%	5%
Financials	3%	1%
Information Technology	3%	1%
Real Estate	2%	4%
Consumer Staples	1%	2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	9/30/23	9/30/22
AAA	0%	—
BBB	6%	10%
BB	56%	62%
B	32%	22%
CCC	5%	5%
Not Rated	1%	1%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

DWS High Income Fund	|	15

Investment Portfolioas of September 30, 2023

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 95.0%
Communication Services 17.5%
Altice Financing SA, 144A, 5.75%, 8/15/2029	1,500,000	1,229,301
Altice France Holding SA:
144A, 6.0%, 2/15/2028	1,120,000	553,757
144A, 10.5%, 5/15/2027	1,790,000	1,116,389
Altice France SA:
144A, 5.125%, 1/15/2029	1,651,000	1,173,904
144A, 5.5%, 1/15/2028	1,100,000	847,239
144A, 8.125%, 2/1/2027	910,000	806,985
CCO Holdings LLC:
4.5%, 5/1/2032	1,870,000	1,467,666
144A, 5.0%, 2/1/2028	2,205,000	2,002,445
144A, 5.125%, 5/1/2027	7,515,000	7,001,847
144A, 5.375%, 6/1/2029	6,300,000	5,652,412
Clear Channel Outdoor Holdings, Inc.:
144A, 7.5%, 6/1/2029 (b)	685,000	523,774
144A, 7.75%, 4/15/2028	2,135,000	1,704,609
CommScope Technologies LLC:
144A, 5.0%, 3/15/2027	975,000	553,362
144A, 6.0%, 6/15/2025	1,100,000	1,047,148
CSC Holdings LLC:
144A, 4.125%, 12/1/2030	2,700,000	1,910,828
144A, 5.0%, 11/15/2031	3,805,000	2,039,390
144A, 6.5%, 2/1/2029	3,945,000	3,268,180
144A, 11.25%, 5/15/2028	900,000	896,478
DirecTV Financing LLC, 144A, 5.875%, 8/15/2027	745,000	658,714
DISH DBS Corp.:
144A, 5.25%, 12/1/2026	1,950,000	1,657,209
144A, 5.75%, 12/1/2028	1,950,000	1,499,062
5.875%, 11/15/2024	1,164,000	1,083,438
7.75%, 7/1/2026	2,800,000	2,100,000
DISH Network Corp., 144A, 11.75%, 11/15/2027	900,000	906,719
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028	1,970,000	1,682,030
5.875%, 11/1/2029	1,070,000	781,140
Gen Digital, Inc.:
144A, 6.75%, 9/30/2027	1,390,000	1,362,707
144A, 7.125%, 9/30/2030 (b)	1,025,000	1,009,756
Gray Television, Inc., 144A, 5.875%, 7/15/2026	1,020,000	916,449
The accompanying notes are an integral part of the financial statements.

16	|	DWS High Income Fund

	Principal Amount ($)(a)		Value ($)
iHeartCommunications, Inc., 144A, 5.25%, 8/15/2027		1,370,000	1,085,748
Iliad Holding SASU:
144A, 6.5%, 10/15/2026		2,815,000	2,644,729
144A, 7.0%, 10/15/2028		530,000	482,446
LCPR Senior Secured Financing DAC:
144A, 5.125%, 7/15/2029		1,350,000	1,085,932
144A, 6.75%, 10/15/2027		2,462,000	2,261,347
Level 3 Financing, Inc.:
144A, 3.4%, 3/1/2027		1,790,000	1,676,120
144A, 4.625%, 9/15/2027		1,400,000	1,006,834
144A, 10.5%, 5/15/2030		1,029,000	1,035,779
Lumen Technologies, Inc., 144A, 4.0%, 2/15/2027		765,000	503,714
Nexstar Media, Inc., 144A, 4.75%, 11/1/2028		1,580,000	1,307,781
Outfront Media Capital LLC:
144A, 4.25%, 1/15/2029		690,000	547,529
144A, 5.0%, 8/15/2027		705,000	621,162
Sirius XM Radio, Inc.:
144A, 3.125%, 9/1/2026		1,730,000	1,541,862
144A, 4.0%, 7/15/2028		1,200,000	1,024,282
144A, 5.5%, 7/1/2029		3,215,000	2,843,607
TEGNA, Inc., 4.625%, 3/15/2028		1,945,000	1,682,425
Telecom Italia Capital SA, 6.375%, 11/15/2033		4,510,000	3,910,497
Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		2,000,000	1,800,000
UPC Broadband Finco BV, 144A, 4.875%, 7/15/2031		1,400,000	1,136,072
ViaSat, Inc., 144A, 5.625%, 9/15/2025		1,880,000	1,736,650
Virgin Media Finance PLC, 144A, 5.0%, 7/15/2030		2,199,000	1,728,478
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		4,855,000	4,325,243
Vodafone Group PLC, 7.0%, 4/4/2079		3,695,000	3,669,902
Zayo Group Holdings, Inc., 144A, 4.0%, 3/1/2027 (b)		720,000	534,158
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	4,280,000	3,320,920
Ziggo BV, 144A, 4.875%, 1/15/2030		2,030,000	1,653,748
			92,619,903
Consumer Discretionary 19.1%
Affinity Interactive, 144A, 6.875%, 12/15/2027		2,270,000	1,924,459
Avis Budget Car Rental LLC, 144A, 5.375%, 3/1/2029 (b)		1,450,000	1,288,720
Bath & Body Works, Inc.:
144A, 6.625%, 10/1/2030		1,090,000	1,021,886
6.875%, 11/1/2035		1,500,000	1,339,625
Boyd Gaming Corp., 144A, 4.75%, 6/15/2031		1,400,000	1,191,367
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	17

	Principal Amount ($)(a)		Value ($)
Caesars Entertainment, Inc.:
144A, 4.625%, 10/15/2029		3,150,000	2,668,239
144A, 6.25%, 7/1/2025		3,870,000	3,817,030
144A, 8.125%, 7/1/2027 (b)		6,380,000	6,410,413
Carnival Corp.:
144A, 5.75%, 3/1/2027		4,475,000	4,050,878
144A, 6.0%, 5/1/2029		3,710,000	3,164,566
144A, 7.0%, 8/15/2029		450,000	443,712
144A, 7.625%, 3/1/2026		1,240,000	1,206,252
Cinemark USA, Inc., 144A, 5.875%, 3/15/2026 (b)		600,000	576,072
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	1,500,000	1,522,263
REG S, 4.375%, 5/15/2026	EUR	2,800,000	2,841,557
144A, 6.75%, 5/15/2028		40,000	39,050
Crocs, Inc., 144A, 4.125%, 8/15/2031		1,410,000	1,090,910
Ford Motor Co., 6.1%, 8/19/2032 (b)		6,310,000	5,943,469
Ford Motor Credit Co. LLC:
3.375%, 11/13/2025		3,421,000	3,174,059
3.625%, 6/17/2031		3,670,000	2,965,553
4.95%, 5/28/2027		2,790,000	2,618,843
5.113%, 5/3/2029		1,825,000	1,670,476
Hanesbrands, Inc., 144A, 9.0%, 2/15/2031 (b)		380,000	362,195
Jaguar Land Rover Automotive PLC:
144A, 5.875%, 1/15/2028		2,105,000	1,892,878
144A, 7.75%, 10/15/2025		1,470,000	1,473,138
Light & Wonder International, Inc., 144A, 7.5%, 9/1/2031		840,000	830,215
Macy’s Retail Holdings LLC, 144A, 5.875%, 3/15/2030		540,000	457,780
Marriott Ownership Resorts, Inc., 144A, 4.5%, 6/15/2029 (b)		1,755,000	1,470,515
Melco Resorts Finance Ltd., 144A, 5.375%, 12/4/2029		3,310,000	2,715,123
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029		1,420,000	1,208,945
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024		1,470,000	1,411,663
144A, 5.875%, 3/15/2026		1,775,000	1,638,757
144A, 8.375%, 2/1/2028		1,475,000	1,496,191
NCL Finance Ltd., 144A, 6.125%, 3/15/2028		720,000	635,400
Newell Brands, Inc., 5.2%, 4/1/2026		2,015,000	1,898,921
PetSmart, Inc., 144A, 7.75%, 2/15/2029		1,330,000	1,239,412
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026		2,530,000	2,368,712
Royal Caribbean Cruises Ltd.:
3.7%, 3/15/2028		1,400,000	1,184,593
144A, 4.25%, 7/1/2026		960,000	880,216
144A, 5.375%, 7/15/2027		1,720,000	1,591,863
The accompanying notes are an integral part of the financial statements.

18	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
144A, 7.25%, 1/15/2030	210,000	208,129
144A, 9.25%, 1/15/2029	4,710,000	4,975,818
144A, 11.625%, 8/15/2027	2,860,000	3,102,808
SRS Distribution, Inc.:
144A, 4.625%, 7/1/2028	850,000	734,318
144A, 6.0%, 12/1/2029	1,400,000	1,176,000
Staples, Inc., 144A, 7.5%, 4/15/2026	2,135,000	1,755,703
Travel & Leisure Co., 144A, 6.625%, 7/31/2026	1,860,000	1,809,780
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027	1,910,000	1,743,257
144A, 7.0%, 2/15/2029	1,455,000	1,338,600
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029	240,000	217,200
Windsor Holdings III LLC, 144A, 8.5%, 6/15/2030	750,000	739,871
Wynn Macau Ltd.:
144A, 5.125%, 12/15/2029	2,900,000	2,392,383
144A, 5.5%, 1/15/2026	895,000	836,632
144A, 5.625%, 8/26/2028	620,000	537,511
Wynn Resorts Finance LLC:
144A, 5.125%, 10/1/2029	1,470,000	1,284,966
144A, 7.125%, 2/15/2031	1,150,000	1,091,607
ZF North America Capital, Inc., 144A, 7.125%, 4/14/2030	1,115,000	1,092,456
		100,762,955
Consumer Staples 0.6%
Albertsons Companies, Inc.:
144A, 3.25%, 3/15/2026	945,000	875,318
144A, 3.5%, 3/15/2029	1,400,000	1,193,620
Pilgrim’s Pride Corp., 4.25%, 4/15/2031	1,650,000	1,376,438
		3,445,376
Energy 16.6%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029	1,640,000	1,501,564
144A, 5.75%, 3/1/2027	1,985,000	1,894,591
144A, 5.75%, 1/15/2028	1,285,000	1,212,041
Antero Resources Corp., 144A, 5.375%, 3/1/2030	725,000	667,485
Archrock Partners LP, 144A, 6.875%, 4/1/2027	1,535,000	1,484,870
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029	1,810,000	1,627,578
144A, 8.25%, 12/31/2028	1,955,000	1,934,655
Baytex Energy Corp., 144A, 8.5%, 4/30/2030	1,345,000	1,360,907
Buckeye Partners LP, 144A, 4.5%, 3/1/2028	1,090,000	956,474
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	19

	Principal Amount ($)(a)	Value ($)
Callon Petroleum Co., 144A, 7.5%, 6/15/2030 (b)	980,000	950,185
Chesapeake Energy Corp.:
144A, 5.875%, 2/1/2029	1,100,000	1,035,042
144A, 6.75%, 4/15/2029	2,260,000	2,211,642
Chord Energy Corp., 144A, 6.375%, 6/1/2026	520,000	509,870
Civitas Resources, Inc.:
144A, 8.375%, 7/1/2028	1,665,000	1,694,138
144A, 8.75%, 7/1/2031	2,310,000	2,359,594
CNX Resources Corp.:
144A, 6.0%, 1/15/2029	2,020,000	1,887,546
144A, 7.25%, 3/14/2027	139,000	137,163
144A, 7.375%, 1/15/2031	645,000	632,326
Comstock Resources, Inc., 144A, 5.875%, 1/15/2030	520,000	450,128
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	2,360,000	2,041,498
144A, 4.375%, 6/15/2031	460,000	386,820
Endeavor Energy Resources LP, 144A, 5.75%, 1/30/2028	385,000	371,511
EnLink Midstream LLC, 144A, 6.5%, 9/1/2030	980,000	950,631
EQM Midstream Partners LP:
4.125%, 12/1/2026	1,450,000	1,342,196
144A, 6.5%, 7/1/2027	1,100,000	1,074,125
Genesis Energy LP:
7.75%, 2/1/2028	1,000,000	947,968
8.875%, 4/15/2030	2,305,000	2,250,576
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	2,455,000	2,373,081
Hess Midstream Operations LP:
144A, 4.25%, 2/15/2030	1,540,000	1,298,587
144A, 5.125%, 6/15/2028	730,000	671,465
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	2,395,000	2,162,670
144A, 6.0%, 2/1/2031	1,655,000	1,456,075
144A, 6.25%, 11/1/2028	1,415,000	1,326,868
Howard Midstream Energy Partners LLC:
144A, 6.75%, 1/15/2027	720,000	684,000
144A, 8.875%, 7/15/2028	1,082,000	1,091,468
Kinetik Holdings LP, 144A, 5.875%, 6/15/2030	1,105,000	1,035,938
Matador Resources Co., 144A, 6.875%, 4/15/2028	30,000	29,455
Murphy Oil U.S.A., Inc., 4.75%, 9/15/2029	805,000	725,804
Nabors Industries, Inc.:
5.75%, 2/1/2025	1,575,000	1,541,531
144A, 7.375%, 5/15/2027	2,050,000	1,983,123
Northern Oil & Gas, Inc., 144A, 8.75%, 6/15/2031	540,000	544,050
The accompanying notes are an integral part of the financial statements.

20	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
PBF Holding Co. LLC, 144A, 7.875%, 9/15/2030	1,200,000	1,195,170
Permian Resources Operating LLC:
144A, 5.875%, 7/1/2029	3,190,000	3,000,785
144A, 7.0%, 1/15/2032	1,230,000	1,213,041
Precision Drilling Corp., 144A, 6.875%, 1/15/2029	490,000	464,129
Range Resources Corp., 8.25%, 1/15/2029	3,685,000	3,777,955
Rockcliff Energy II LLC, 144A, 5.5%, 10/15/2029	440,000	395,985
Seadrill Finance Ltd., 144A, 8.375%, 8/1/2030	350,000	356,342
Shelf Drilling Holdings Ltd., 144A, 9.625%, 4/15/2029 (c)	250,000	247,409
Sitio Royalties Operating Partnership LP, 144A, 7.875%, 11/1/2028 (c)	450,000	451,125
SM Energy Co., 6.5%, 7/15/2028	1,200,000	1,152,000
Southwestern Energy Co.:
4.75%, 2/1/2032	1,935,000	1,660,788
5.375%, 2/1/2029	2,440,000	2,247,209
8.375%, 9/15/2028	770,000	794,903
Topaz Solar Farms LLC, 144A, 5.75%, 9/30/2039	580,000	536,013
TransAlta Corp., 7.75%, 11/15/2029	1,360,000	1,377,000
Transocean Aquila Ltd., 144A, 8.0%, 9/30/2028 (c)	1,060,000	1,060,000
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	2,291,250	2,255,874
Transocean Titan Financing Ltd., 144A, 8.375%, 2/1/2028	1,220,000	1,241,350
Transocean, Inc.:
144A, 7.5%, 1/15/2026	2,115,000	2,067,031
144A, 8.75%, 2/15/2030	1,368,000	1,398,780
USA Compression Partners LP, 6.875%, 4/1/2026	2,037,000	1,995,329
Venture Global Calcasieu Pass LLC:
144A, 3.875%, 8/15/2029	350,000	294,517
144A, 4.125%, 8/15/2031	400,000	328,248
144A, 6.25%, 1/15/2030	550,000	524,628
Venture Global LNG, Inc.:
144A, 8.125%, 6/1/2028	1,190,000	1,178,270
144A, 8.375%, 6/1/2031	1,380,000	1,356,626
Vital Energy, Inc., 10.125%, 1/15/2028 (b)	525,000	535,109
Weatherford International Ltd., 144A, 8.625%, 4/30/2030	3,644,000	3,671,895
		87,574,750
Financials 3.0%
Ally Financial, Inc., 6.7%, 2/14/2033	1,755,000	1,523,499
Freedom Mortgage Corp., 144A, 12.0%, 10/1/2028	810,000	823,649
GTCR W-2 Merger Sub LLC, 144A, 7.5%, 1/15/2031 (c)	900,000	901,260
HUB International Ltd., 144A, 7.25%, 6/15/2030	220,000	219,597
Icahn Enterprises LP, 6.375%, 12/15/2025	2,865,000	2,725,377
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	21

	Principal Amount ($)(a)		Value ($)
Intesa Sanpaolo SpA:
144A, 4.198%, 6/1/2032		2,175,000	1,602,641
144A, 5.71%, 1/15/2026		660,000	630,170
Macquarie Airfinance Holdings Ltd., 144A, 8.375%, 5/1/2028		690,000	699,487
Navient Corp., 6.75%, 6/25/2025		1,525,000	1,502,293
OneMain Finance Corp.:
3.875%, 9/15/2028		2,540,000	2,038,712
6.875%, 3/15/2025		1,340,000	1,329,378
UniCredit SpA, 144A, 5.861%, 6/19/2032		2,035,000	1,852,178
			15,848,241
Health Care 6.8%
1375209 BC Ltd., 144A, 9.0%, 1/30/2028		1,675,000	1,655,692
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029		3,360,000	3,020,942
Avantor Funding, Inc., REG S, 3.875%, 7/15/2028	EUR	1,400,000	1,356,558
Bausch & Lomb Escrow Corp., 144A, 8.375%, 10/1/2028		860,000	862,554
Bausch Health Companies, Inc.:
144A, 5.5%, 11/1/2025		715,000	633,211
144A, 6.125%, 2/1/2027		3,400,000	2,114,670
Catalent Pharma Solutions, Inc.:
REG S, 2.375%, 3/1/2028	EUR	800,000	706,243
144A, 3.125%, 2/15/2029		340,000	278,866
144A, 5.0%, 7/15/2027		1,885,000	1,729,325
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029		1,000,000	857,471
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031		1,785,000	1,263,280
144A, 5.25%, 5/15/2030		1,360,000	1,033,840
144A, 5.625%, 3/15/2027		1,645,000	1,410,941
144A, 6.0%, 1/15/2029		480,000	387,639
144A, 6.125%, 4/1/2030		720,000	366,300
Encompass Health Corp., 4.5%, 2/1/2028		620,000	564,892
Fortrea Holdings, Inc., 144A, 7.5%, 7/1/2030		740,000	720,031
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027		1,200,000	1,032,000
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029		1,950,000	1,361,337
Medline Borrower LP, 144A, 5.25%, 10/1/2029 (b)		2,500,000	2,160,741
Molina Healthcare, Inc., 144A, 3.875%, 11/15/2030		1,400,000	1,158,651
Owens & Minor, Inc., 144A, 6.625%, 4/1/2030 (b)		690,000	612,434
Select Medical Corp., 144A, 6.25%, 8/15/2026		1,760,000	1,719,487
Star Parent, Inc., 144A, 9.0%, 10/1/2030		1,075,000	1,086,290
Teva Pharmaceutical Finance Netherlands II BV:
REG S, 1.875%, 3/31/2027	EUR	1,730,000	1,560,810
The accompanying notes are an integral part of the financial statements.

22	|	DWS High Income Fund

	Principal Amount ($)(a)		Value ($)
4.375%, 5/9/2030	EUR	720,000	649,245
4.5%, 3/1/2025	EUR	214,000	222,009
Teva Pharmaceutical Finance Netherlands III BV:
5.125%, 5/9/2029 (b)		3,870,000	3,498,480
7.875%, 9/15/2029		250,000	253,266
8.125%, 9/15/2031		1,400,000	1,448,373
			35,725,578
Industrials 11.4%
ADT Security Corp., 144A, 4.875%, 7/15/2032		750,000	626,250
Allied Universal Holdco LLC:
144A, 4.625%, 6/1/2028		2,195,000	1,826,584
144A, 6.0%, 6/1/2029 (b)		1,050,000	782,762
144A, 9.75%, 7/15/2027		890,000	796,029
American Airlines, Inc.:
144A, 5.5%, 4/20/2026		3,882,083	3,791,486
144A, 5.75%, 4/20/2029		2,020,000	1,878,701
144A, 7.25%, 2/15/2028		1,200,000	1,147,328
ATS Corp., 144A, 4.125%, 12/15/2028		465,000	410,942
Bombardier, Inc.:
144A, 6.0%, 2/15/2028		1,780,000	1,614,809
144A, 7.125%, 6/15/2026		540,000	523,184
144A, 7.5%, 2/1/2029		3,080,000	2,922,817
Builders FirstSource, Inc., 144A, 4.25%, 2/1/2032		1,550,000	1,271,102
Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028		735,000	656,189
Clean Harbors, Inc., 144A, 6.375%, 2/1/2031		1,520,000	1,478,004
Emerald Debt Merger Sub LLC:
144A, 6.375%, 12/15/2030	EUR	760,000	800,569
144A, 6.625%, 12/15/2030		840,000	808,647
Fortress Transportation & Infrastructure Investors LLC, 144A, 6.5%, 10/1/2025		986,000	969,084
Garda World Security Corp.:
144A, 7.75%, 2/15/2028		460,000	450,985
144A, 9.5%, 11/1/2027		540,000	516,303
GFL Environmental, Inc.:
144A, 4.0%, 8/1/2028		3,165,000	2,765,472
144A, 5.125%, 12/15/2026		670,000	638,234
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026		1,355,000	1,219,306
Hertz Corp.:
144A, 4.625%, 12/1/2026		1,965,000	1,741,481
144A, 5.0%, 12/1/2029		1,100,000	861,214
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	23

	Principal Amount ($)(a)		Value ($)
International Consolidated Airlines Group SA, REG S, 3.75%, 3/25/2029	EUR	1,400,000	1,280,448
Madison IAQ LLC, 144A, 5.875%, 6/30/2029		1,045,000	841,478
Moog, Inc., 144A, 4.25%, 12/15/2027		2,260,000	2,040,599
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029		1,415,000	1,241,664
Prime Security Services Borrower LLC:
144A, 3.375%, 8/31/2027		980,000	858,575
144A, 6.25%, 1/15/2028 (b)		2,005,000	1,856,968
Rolls-Royce PLC, 144A, 5.75%, 10/15/2027		690,000	665,752
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		2,290,000	2,038,288
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025		3,237,999	3,236,454
Summit Materials LLC, 144A, 5.25%, 1/15/2029		811,000	736,383
TK Elevator Holdco GmbH:
REG S, 6.625%, 7/15/2028	EUR	1,125,000	1,036,270
144A, 7.625%, 7/15/2028		430,000	391,398
TK Elevator U.S. Newco, Inc., 144A, 5.25%, 7/15/2027		3,681,000	3,373,741
TransDigm, Inc.:
4.625%, 1/15/2029		2,785,000	2,432,335
5.5%, 11/15/2027		1,700,000	1,591,795
144A, 6.25%, 3/15/2026		3,675,000	3,610,984
Triumph Group, Inc., 144A, 9.0%, 3/15/2028		1,250,000	1,236,008
United Rentals North America, Inc., 5.25%, 1/15/2030		1,300,000	1,202,380
			60,169,002
Information Technology 2.1%
AthenaHealth Group, Inc., 144A, 6.5%, 2/15/2030		1,680,000	1,405,332
Capstone Borrower, Inc., 144A, 8.0%, 6/15/2030		450,000	439,312
Cloud Software Group, Inc., 144A, 9.0%, 9/30/2029		3,310,000	2,876,393
McAfee Corp., 144A, 7.375%, 2/15/2030		2,850,000	2,386,000
NCR Atleos Escrow Corp., 144A, 9.5%, 4/1/2029		1,030,000	996,216
NCR Corp., 144A, 5.75%, 9/1/2027		470,000	473,499
Playtika Holding Corp., 144A, 4.25%, 3/15/2029		1,560,000	1,302,600
Presidio Holdings, Inc., 144A, 8.25%, 2/1/2028		1,540,000	1,471,781
			11,351,133
Materials 11.6%
ARD Finance SA, 144A, 6.5%, 6/30/2027		680,000	513,020
Ardagh Packaging Finance PLC, 144A, 5.25%, 8/15/2027		1,050,000	876,220
Chemours Co.:
4.0%, 5/15/2026	EUR	1,580,000	1,547,249
144A, 5.75%, 11/15/2028		4,365,000	3,788,383
Clearwater Paper Corp., 144A, 4.75%, 8/15/2028		1,810,000	1,547,079
The accompanying notes are an integral part of the financial statements.

24	|	DWS High Income Fund

	Principal Amount ($)(a)		Value ($)
Cleveland-Cliffs, Inc.:
144A, 4.875%, 3/1/2031		638,000	543,291
144A, 6.75%, 4/15/2030		1,990,000	1,859,887
Consolidated Energy Finance SA, 144A, 5.625%, 10/15/2028		1,400,000	1,156,750
Constellium SE:
144A, 3.75%, 4/15/2029		626,000	524,536
144A, 5.875%, 2/15/2026		3,334,000	3,256,185
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026		2,960,000	2,873,230
144A, 6.875%, 10/15/2027		5,600,000	5,372,512
144A, 8.625%, 6/1/2031		1,050,000	1,044,941
FMG Resources August 2006 Pty Ltd., 144A, 4.375%, 4/1/2031		3,270,000	2,690,525
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026		1,560,000	1,459,499
144A, 6.125%, 4/1/2029		2,005,000	1,855,134
Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR	1,000,000	950,743
LABL, Inc.:
144A, 8.25%, 11/1/2029		765,000	624,431
144A, 9.5%, 11/1/2028		230,000	235,750
144A, 10.5%, 7/15/2027		720,000	676,716
Mauser Packaging Solutions Holding Co.:
144A, 7.875%, 8/15/2026		2,080,000	2,006,651
144A, 9.25%, 4/15/2027		575,000	502,599
Methanex Corp., 5.25%, 12/15/2029		3,065,000	2,733,196
Mineral Resources Ltd., 144A, 9.25%, 10/1/2028 (c)		570,000	575,700
Novelis Corp.:
144A, 3.25%, 11/15/2026		2,700,000	2,411,360
144A, 4.75%, 1/30/2030		5,580,000	4,829,209
Olin Corp., 5.0%, 2/1/2030		3,210,000	2,850,603
Olympus Water U.S. Holding Corp.:
144A, 6.25%, 10/1/2029		1,100,000	849,989
REG S, 9.625%, 11/15/2028	EUR	980,000	1,033,457
Roller Bearing Co. of America, Inc., 144A, 4.375%, 10/15/2029		1,310,000	1,126,812
SCIH Salt Holdings, Inc., 144A, 6.625%, 5/1/2029		840,000	719,802
SCIL IV LLC, 144A, 5.375%, 11/1/2026		1,000,000	913,719
SK Invictus Intermediate II Sarl, 144A, 5.0%, 10/30/2029		1,960,000	1,570,803
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026		2,000,000	1,868,259
Trident TPI Holdings, Inc., 144A, 12.75%, 12/31/2028		220,000	229,900
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	25

	Principal Amount ($)(a)		Value ($)
Tronox, Inc., 144A, 4.625%, 3/15/2029		3,175,000	2,562,244
WR Grace Holdings LLC, 144A, 7.375%, 3/1/2031		1,150,000	1,114,906
			61,295,290
Real Estate 1.4%
Cushman & Wakefield U.S. Borrower LLC:
144A, 6.75%, 5/15/2028		455,000	419,783
144A, 8.875%, 9/1/2031		450,000	435,375
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2027		500,000	461,177
144A, (REIT), 4.875%, 9/15/2029		900,000	788,800
144A, (REIT), 5.0%, 7/15/2028		1,045,000	950,481
144A, (REIT), 5.25%, 3/15/2028		2,200,000	2,033,851
MPT Operating Partnership LP:
(REIT), 3.325%, 3/24/2025	EUR	860,000	798,536
(REIT), 4.625%, 8/1/2029		1,990,000	1,409,444
Uniti Group LP, 144A, (REIT), 6.0%, 1/15/2030		610,000	387,350
			7,684,797
Utilities 4.9%
AmeriGas Partners LP:
5.5%, 5/20/2025		2,970,000	2,879,486
5.75%, 5/20/2027		1,445,000	1,354,469
Calpine Corp.:
144A, 4.5%, 2/15/2028		2,850,000	2,568,495
144A, 4.625%, 2/1/2029		400,000	334,943
144A, 5.125%, 3/15/2028		650,000	578,785
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028		1,195,000	1,068,760
Electricite de France SA, REG S, 3.375%, Perpetual (d)	EUR	1,400,000	1,139,532
FirstEnergy Corp., Series B, 4.15%, 7/15/2027		1,345,000	1,250,138
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031		2,190,000	1,661,455
144A, 5.25%, 6/15/2029		2,205,000	1,946,482
5.75%, 1/15/2028		3,000,000	2,812,790
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028		1,290,000	1,120,365
PG&E Corp., 5.25%, 7/1/2030		1,850,000	1,607,764
Talen Energy Supply LLC, 144A, 8.625%, 6/1/2030		930,000	953,345
Vistra Operations Co. LLC:
144A, 4.375%, 5/1/2029		1,900,000	1,633,301
144A, 7.75%, 10/15/2031		3,160,000	3,112,739
			26,022,849
Total Corporate Bonds (Cost $539,895,623)			502,499,874
The accompanying notes are an integral part of the financial statements.

26	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
Loan Participations and Assignments 0.3%
Senior Loans (e)
Athenahealth Group, Inc., Term Loan B, 30-day average SOFR + 3.25%, 8.568%, 2/15/2029	880,343	866,314
Frontier Communications Corp., First Lien Term Loan, 30-day average SOFR + 3.75%, 9.181%, 10/8/2027	577,555	562,963
Naked Juice LLC, Term Loan, 90-day average SOFR + 3.25%, 8.74%, 1/24/2029	347,600	331,404
Total Loan Participations and Assignments (Cost $1,774,613)		1,760,681

	Shares	Value ($)
Exchange-Traded Funds 0.8%
iShares Broad USD High Yield Corporate Bond ETF (b) (Cost $4,347,429)	123,510	4,287,032
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (Cost $0)	1,950	9,808
Warrants 0.1%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (f) (Cost $1,482,531)	6,700	272,020
Securities Lending Collateral 4.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (g) (h) (Cost $24,914,079)	24,914,079	24,914,079
Cash Equivalents 2.6%
DWS Central Cash Management Government Fund, 5.36% (g) (Cost $13,491,922)	13,491,922	13,491,922

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	27

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $585,906,197)	103.5	547,235,416
Other Assets and Liabilities, Net	(3.5)	(18,567,316)
Net Assets	100.0	528,668,100
A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2023 are as follows:
Value ($) at 9/30/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2023	Value ($) at 9/30/2023
Securities Lending Collateral 4.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (g) (h)
26,662,034	—	1,747,955 (i)	—	—	293,703	—	24,914,079	24,914,079
Cash Equivalents 2.6%
DWS Central Cash Management Government Fund, 5.36% (g)
17,648,750	226,155,990	230,312,818	—	—	533,900	—	13,491,922	13,491,922
44,310,784	226,155,990	232,060,773	—	—	827,603	—	38,406,001	38,406,001

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at September 30, 2023 amounted to $24,135,205, which is 4.6% of net assets.

(c)	When-issued security.
(d)	Perpetual, callable security with no stated maturity date.
(e)
Variable or floating rate security. These securities are shown at their current rate as of
September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(f)	Investment was valued using significant unobservable inputs.
(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.

28	|	DWS High Income Fund

(h)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate

At September 30, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	20,017,292	USD	21,122,265	10/31/2023	(68,003)	HSBC Holdings PLC
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	29

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$502,499,874	$—	$502,499,874
Loan Participations and Assignments	—	1,760,681	—	1,760,681
Exchange-Traded Funds	4,287,032	—	—	4,287,032
Common Stocks	9,808	—	—	9,808
Warrants	—	—	272,020	272,020
Short-Term Investments (a)	38,406,001	—	—	38,406,001
Total	$42,702,841	$504,260,555	$272,020	$547,235,416

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(68,003)	$—	$(68,003)
Total	$—	$(68,003)	$—	$(68,003)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

30	|	DWS High Income Fund

Statement of Assets and Liabilities
as of September 30, 2023

Assets
Investments in non-affiliated securities, at value (cost $547,500,196) — including $24,135,205 of securities loaned	$508,829,415
Investment in DWS Government & Agency Securities Portfolio (cost $24,914,079)*	24,914,079
Investment in DWS Central Cash Management Government Fund (cost $13,491,922)	13,491,922
Cash	918,062
Foreign currency, at value (cost $1,000)	999
Receivable for investments sold	3,311,025
Receivable for Fund shares sold	163,370
Interest receivable	8,730,248
Other assets	37,116
Total assets	560,396,236
Liabilities
Payable upon return of securities loaned	24,914,079
Payable for investments purchased	2,581,743
Payable for investments purchased — when-issued securities	3,227,860
Payable for Fund shares redeemed	216,091
Unrealized depreciation on forward foreign currency contracts	68,003
Accrued management fee	206,961
Accrued Trustees' fees	6,277
Other accrued expenses and payables	507,122
Total liabilities	31,728,136
Net assets, at value	$528,668,100
Net Assets Consist of
Distributable earnings (loss)	(120,891,873)
Paid-in capital	649,559,973
Net assets, at value	$528,668,100
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	31

Statement of Assets and Liabilities as of September 30, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($426,872,772 ÷ 102,171,644 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.18
Maximum offering price per share (100 ÷ 95.50 of $4.18)	$4.38
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,199,780 ÷ 1,242,388 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.19
Class R
Net Asset Value, offering and redemption price per share ($3,003,188 ÷ 718,614 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.18
Class R6
Net Asset Value, offering and redemption price per share ($1,127,164 ÷ 269,812 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.18
Class S
Net Asset Value, offering and redemption price per share ($16,517,620 ÷ 3,946,700 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.19
Institutional Class
Net Asset Value, offering and redemption price per share ($75,947,576 ÷ 18,145,660 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.19
The accompanying notes are an integral part of the financial statements.

32	|	DWS High Income Fund

Statement of Operations
for the year ended September 30, 2023

Investment Income
Income:
Interest	$35,584,262
Dividends	311,382
Income distributions — DWS Central Cash Management Government Fund	533,900
Securities lending income, net of borrower rebates	293,703
Total income	36,723,247
Expenses:
Management fee	2,598,308
Administration fee	543,913
Services to shareholders	676,521
Distribution and service fees	1,107,602
Custodian fee	21,240
Professional fees	114,988
Reports to shareholders	81,423
Registration fees	94,911
Trustees' fees and expenses	24,361
Other	40,200
Total expenses before expense reductions	5,303,467
Expense reductions	(14,919)
Total expenses after expense reductions	5,288,548
Net investment income	31,434,699
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(16,570,265)
Forward foreign currency contracts	(1,350,376)
Foreign currency	(7,150)
(17,927,791)
Change in net unrealized appreciation (depreciation) on:
Investments	37,848,197
Unfunded loan commitments	8,442
Forward foreign currency contracts	441,403
Foreign currency	1,258
38,299,300
Net gain (loss)	20,371,509
Net increase (decrease) in net assets resulting from operations	$51,806,208
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	33

Statements of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$31,434,699	$31,015,989
Net realized gain (loss)	(17,927,791)	(10,997,887)
Change in net unrealized appreciation (depreciation)	38,299,300	(109,174,192)
Net increase (decrease) in net assets resulting from operations	51,806,208	(89,156,090)
Distributions to shareholders:
Class A	(25,734,157)	(24,853,659)
Class T	—	(570)
Class C	(275,424)	(291,806)
Class R	(140,854)	(72,188)
Class R6	(48,193)	(35,499)
Class S	(1,325,809)	(2,027,469)
Institutional Class	(4,946,656)	(6,923,409)
Total distributions	(32,471,093)	(34,204,600)
Fund share transactions:
Proceeds from shares sold	117,747,119	158,485,017
Reinvestment of distributions	29,794,507	31,585,875
Payments for shares redeemed	(213,787,485)	(289,494,950)
Net increase (decrease) in net assets from Fund share transactions	(66,245,859)	(99,424,058)
Increase (decrease) in net assets	(46,910,744)	(222,784,748)
Net assets at beginning of period	575,578,844	798,363,592
Net assets at end of period	$528,668,100	$575,578,844

The accompanying notes are an integral part of the financial statements.

34	|	DWS High Income Fund

Financial Highlights
DWS High Income Fund — Class A
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$4.04	$4.84	$4.65	$4.75	$4.67
Income (loss) from investment operations:
Net investment income[a]	.23	.20	.20	.21	.23
Net realized and unrealized gain (loss)	.15	(.78 )	.21	(.09 )	.09
Total from investment operations	.38	(.58 )	.41	.12	.32
Less distributions from:
Net investment income	(.24 )	(.22 )	(.22 )	(.22 )	(.24 )
Net realized gains	(.00 )*	—	—	—	—
Total distributions	(.24 )	(.22 )	(.22 )	(.22 )	(.24 )
Net asset value, end of period	$4.18	$4.04	$4.84	$4.65	$4.75
Total Return (%)[b]	9.64	(12.38)	8.84	2.72	7.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	427	444	579	588	646
Ratio of expenses (%)	.98	.96	.94	.95	.96
Ratio of net investment income (%)	5.57	4.34	4.21	4.60	4.90
Portfolio turnover rate (%)	49	37	68	97	77

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	35

DWS High Income Fund — Class C
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$4.05	$4.85	$4.66	$4.76	$4.67
Income (loss) from investment operations:
Net investment income[a]	.20	.16	.17	.18	.19
Net realized and unrealized gain (loss)	.15	(.78 )	.20	(.10 )	.10
Total from investment operations	.35	(.62 )	.37	.08	.29
Less distributions from:
Net investment income	(.21 )	(.18 )	(.18 )	(.18 )	(.20 )
Net realized gains	(.00 )*	—	—	—	—
Total distributions	(.21 )	(.18 )	(.18 )	(.18 )	(.20 )
Net asset value, end of period	$4.19	$4.05	$4.85	$4.66	$4.76
Total Return (%)[b]	8.76 [c]	(13.04)[c]	7.97	1.91	6.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	9	16	22
Ratio of expenses before expense reductions (%)	1.79	1.76	1.73	1.74	1.74
Ratio of expenses after expense reductions (%)	1.75	1.75	1.73	1.74	1.74
Ratio of net investment income (%)	4.80	3.52	3.44	3.80	4.13
Portfolio turnover rate (%)	49	37	68	97	77

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

36	|	DWS High Income Fund

DWS High Income Fund — Class R
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$4.04	$4.84	$4.65	$4.75	$4.66
Income (loss) from investment operations:
Net investment income[a]	.23	.18	.19	.20	.21
Net realized and unrealized gain (loss)	.14	(.78 )	.20	(.10 )	.10
Total from investment operations	.37	(.60 )	.39	.10	.31
Less distributions from:
Net investment income	(.23 )	(.20 )	(.20 )	(.20 )	(.22 )
Net realized gains	(.00 )*	—	—	—	—
Total distributions	(.23 )	(.20 )	(.20 )	(.20 )	(.22 )
Net asset value, end of period	$4.18	$4.04	$4.84	$4.65	$4.75
Total Return (%)[b]	9.32	(12.66)	8.49	2.38	6.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	1	3	1.5
Ratio of expenses before expense reductions (%)	1.40	1.38	1.37	1.33	1.37
Ratio of expenses after expense reductions (%)	1.25	1.25	1.27	1.27	1.29
Ratio of net investment income (%)	5.33	4.11	3.89	4.28	4.55
Portfolio turnover rate (%)	49	37	68	97	77

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	37

DWS High Income Fund — Class R6
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$4.04	$4.84	$4.66	$4.76	$4.67
Income (loss) from investment operations:
Net investment income[a]	.25	.21	.21	.22	.24
Net realized and unrealized gain (loss)	.14	(.78 )	.20	(.09 )	.10
Total from investment operations	.39	(.57 )	.41	.13	.34
Less distributions from:
Net investment income	(.25 )	(.23 )	(.23 )	(.23 )	(.25 )
Net realized gains	(.00 )*	—	—	—	—
Total distributions	(.25 )	(.23 )	(.23 )	(.23 )	(.25 )
Net asset value, end of period	$4.18	$4.04	$4.84	$4.66	$4.76
Total Return (%)	9.96	(12.11)	8.91	3.01	7.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,127	662	698	150	101
Ratio of expenses (%)	.68	.66	.65	.69	.69
Ratio of net investment income (%)	5.91	4.65	4.43	4.85	5.14
Portfolio turnover rate (%)	49	37	68	97	77

[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

38	|	DWS High Income Fund

DWS High Income Fund — Class S
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$4.05	$4.85	$4.66	$4.76	$4.67
Income (loss) from investment operations:
Net investment income[a]	.24	.21	.21	.22	.24
Net realized and unrealized gain (loss)	.15	(.78 )	.21	(.09 )	.10
Total from investment operations	.39	(.57 )	.42	.13	.34
Less distributions from:
Net investment income	(.25 )	(.23 )	(.23 )	(.23 )	(.25 )
Net realized gains	(.00 )*	—	—	—	—
Total distributions	(.25 )	(.23 )	(.23 )	(.23 )	(.25 )
Net asset value, end of period	$4.19	$4.05	$4.85	$4.66	$4.76
Total Return (%)	9.86 [b]	(12.17)[b]	9.05 [b]	2.91	7.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	38	38	32	25
Ratio of expenses before expense reductions (%)	.79	.78	.78	.76	.76
Ratio of expenses after expense reductions (%)	.75	.75	.77	.76	.76
Ratio of net investment income (%)	5.74	4.57	4.38	4.77	5.09
Portfolio turnover rate (%)	49	37	68	97	77

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	39

DWS High Income Fund — Institutional Class
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$4.05	$4.85	$4.66	$4.76	$4.67
Income (loss) from investment operations:
Net investment income[a]	.24	.21	.21	.22	.24
Net realized and unrealized gain (loss)	.15	(.78 )	.21	(.09 )	.10
Total from investment operations	.39	(.57 )	.42	.13	.34
Less distributions from:
Net investment income	(.25 )	(.23 )	(.23 )	(.23 )	(.25 )
Net realized gains	(.00 )*	—	—	—	—
Total distributions	(.25 )	(.23 )	(.23 )	(.23 )	(.25 )
Net asset value, end of period	$4.19	$4.05	$4.85	$4.66	$4.76
Total Return (%)	9.89	(12.15)	9.09	2.96	7.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	85	171	154	104
Ratio of expenses (%)	.74	.71	.73	.71	.73
Ratio of net investment income (%)	5.80	4.54	4.41	4.82	5.11
Portfolio turnover rate (%)	49	37	68	97	77

[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

40	|	DWS High Income Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS High Income Fund (the “Fund” ) is a diversified series of Deutsche DWS Income Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end investment management company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

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Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price

42	|	DWS High Income Fund

provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange

DWS High Income Fund	|	43

rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended September 30, 2023, the Fund invested the cash collateral, if any, into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.09% annualized effective rate as of September 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of September 30, 2023, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

44	|	DWS High Income Fund

Remaining Contractual Maturity of the Agreements as of September 30, 2023

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Corporate Bonds	$20,529,652	$—	$—	$—	$20,529,652
Exchange-Traded Funds	4,384,427	—	—	—	4,384,427
Total Borrowings	$24,914,079	$—	$—	$—	$24,914,079
Gross amount of recognized liabilities for securities lending transactions:					$24,914,079
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At September 30, 2023, the Fund had net tax basis capital loss carryforwards of approximately $83,055,000, including short-term losses ($15,239,000) and long-term losses ($67,816,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of September 30, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

DWS High Income Fund	|	45

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At September 30, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$3,088,148
Capital loss carryforwards	$(83,055,000)
Net unrealized appreciation (depreciation) on investments	$(40,916,835)
At September 30, 2023, the aggregate cost of investments for federal income tax purposes was $588,152,251. The net unrealized depreciation for all investments based on tax cost was $40,916,835. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $3,695,162 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $44,611,997.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2023	2022
Distributions from ordinary income*	$32,471,093	$34,204,600

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

46	|	DWS High Income Fund

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
A forward foreign currency contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of September 30, 2023, is included in the table following the Fund’s Investment Portfolio. For the year ended September 30, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $19,120,000 to $23,431,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $477,000.
The following table summarizes the value of the Fund’s derivative instruments held as of September 30, 2023 and the related location in the

DWS High Income Fund	|	47

accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(68,003)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$(1,350,376)
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$441,403
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of September 30, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

48	|	DWS High Income Fund

Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
HSBC Holdings PLC	$68,003	$—	$—	$68,003
C.
Purchases and Sales of Securities
During the year ended September 30, 2023, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $264,950,980 and $324,516,638, respectively.
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%
Accordingly, for the year ended September 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.463% of the Fund’s average daily net assets.

DWS High Income Fund	|	49

For the period from October 1, 2022 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.00%
Class C	1.75%
Class R	1.25%
Class R6	.75%
Class S	.75%
Institutional Class	.75%
For the year ended September 30, 2023, fees waived and/or expenses reimbursed for certain classes are as follows:
Class C	$1,987
Class R	3,722
Class S	9,210
$14,919
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2023, the Administration Fee was $543,913, of which $42,793 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder

50	|	DWS High Income Fund

servicing fee it receives from the Fund. For the year ended September 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2023
Class A	$190,031	$30,974
Class C	2,015	320
Class R	98	19
Class R6	298	49
Class S	6,510	1,060
Institutional Class	1,062	166
	$200,014	$32,588
In addition, for the year ended September 30, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$280,717
Class C	6,074
Class R	6,390
Class S	28,128
Institutional Class	80,008
$401,317
Distribution and Service Fees.  Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2023
Class C	$41,562	$3,264
Class R	6,390	614
	$47,952	$3,878
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has

DWS High Income Fund	|	51

various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2023	Annual Rate
Class A	$1,039,467	$182,106.23%
Class C	13,793	2,604.25%
Class R	6,390	1,229.25%
	$1,059,650	$185,939
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2023 aggregated $13,066.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2023, the CDSC for Class C shares aggregated $532. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended September 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $962, of which $349 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the

52	|	DWS High Income Fund

Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $22,119.
E.
Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2023.

DWS High Income Fund	|	53

G.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,498,631	$57,054,802	14,502,986	$64,880,521
Class C	122,311	515,661	116,856	544,481
Class R	314,109	1,325,463	322,677	1,415,233
Class R6	126,588	538,329	23,221	104,424
Class S	3,499,513	14,590,981	9,403,066	42,302,362
Institutional Class	10,388,911	43,721,883	10,794,388	49,237,996
		$117,747,119		$158,485,017
Shares issued to shareholders in reinvestment of distributions
Class A	5,526,490	$23,204,778	5,003,657	$22,387,280
Class T	—	—	128 *	570 *
Class C	65,084	273,853	64,192	288,436
Class R	33,527	140,854	16,344	72,188
Class R6	11,475	48,193	7,957	35,499
Class S	290,812	1,222,593	428,280	1,908,849
Institutional Class	1,166,061	4,904,236	1,529,482	6,893,053
		$29,794,507		$31,585,875
Shares redeemed
Class A	(26,718,768)	$(112,763,148)	(29,154,632)	$(131,178,895)
Class T	—	—	(2,706)*	(10,948)*
Class C	(350,792)	(1,477,900)	(601,565)	(2,716,261)
Class R	(124,282)	(523,704)	(95,008)	(421,349)
Class R6	(31,950)	(135,389)	(11,520)	(51,748)
Class S	(9,276,974)	(38,692,418)	(8,225,742)	(36,713,676)
Institutional Class	(14,350,098)	(60,194,926)	(26,610,286)	(118,402,073)
		$(213,787,485)		$(289,494,950)

54	|	DWS High Income Fund

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(7,693,647)	$(32,503,568)	(9,647,989)	$(43,911,094)
Class T	—	—	(2,578)*	(10,378)*
Class C	(163,397)	(688,386)	(420,517)	(1,883,344)
Class R	223,354	942,613	244,013	1,066,072
Class R6	106,113	451,133	19,658	88,175
Class S	(5,486,649)	(22,878,844)	1,605,604	7,497,535
Institutional Class	(2,795,126)	(11,568,807)	(14,286,416)	(62,271,024)
		$(66,245,859)		$(99,424,058)

*	For the period from October 1, 2021 to September 30, 2022 (Class T liquidation date).

DWS High Income Fund	|	55

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS High Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust” ), including the investment portfolio, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

56	|	DWS High Income Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
November 20, 2023

DWS High Income Fund	|	57

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

58	|	DWS High Income Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class C and
Class R shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2023 to September 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS High Income Fund	|	59

Expenses and Value of a $1,000 Investment
for the six months ended September 30, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/23	$1,013.40	$1,009.40	$1,011.90	$1,014.90	$1,014.60	$1,014.60
Expenses Paid per $1,000*	$4.95	$8.82	$6.30	$3.43	$3.79	$3.69
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/23	$1,020.16	$1,016.29	$1,018.80	$1,021.66	$1,021.31	$1,021.41
Expenses Paid per $1,000*	$4.96	$8.85	$6.33	$3.45	$3.80	$3.70

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS High Income Fund	.98%	1.75%	1.25%	.68%	.75%	.73%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

60	|	DWS High Income Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS High Income Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries

DWS High Income Fund	|	61

throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds

62	|	DWS High Income Fund

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages an institutional account comparable to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment

DWS High Income Fund	|	63

management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

64	|	DWS High Income Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

DWS High Income Fund	|	65

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

66	|	DWS High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

DWS High Income Fund	|	67

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Assistant
Secretary, DWS Distributors, Inc. (2018–present); Vice
President, DWS Service Company (2018–present);
President, DB Investment Managers, Inc.(2018–present);
President and Chief Executive Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2017–present); formerly: Vice
President for the Deutsche funds (2016–2017); Assistant
Secretary for the DWS funds (2013–2019); Secretary, DWS
USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023);
Assistant Secretary, DWS Trust Company (2018–2023);
Assistant Secretary, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2013–2020); Directorships: Director of
DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of
Episcopalian Charities of New York (2018–present);
Interested Director of The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2020–present); Director of ICI Mutual
Insurance Company (2020–present); Director of DWS USA
Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager
of DBX Advisors LLC. (2023–present)

68	|	DWS High Income Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

DWS High Income Fund	|	69

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

70	|	DWS High Income Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS High Income Fund	|	71

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KHYAX	KHYCX	KHYSX	KHYIX
CUSIP Number	25155T 668	25155T 643	25155T 106	25155T 635
Fund Number	008	308	2308	513

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	KHYRX	KHYQX
CUSIP Number	25155T 205	25155T 460
Fund Number	1568	1600

72	|	DWS High Income Fund

Notes

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DHIF-2
(R-025362-13 11/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS High Income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$84,071	$0	$5,969	$0
2022	$84,071	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$5,969	$539,907	$0	$545,876
2022	$7,880	$32,448	$0	$40,328

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2023